THIS  NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES  ACT
OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR PLEDGED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND STATUTES OR, UNLESS PRIOR TO ANY SALE, TRANSFER, OR PLEDGE, THE ISSUER RECEIVES AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO IT, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND STATUTES AND THE RULES PROMULGATED THEREUNDER.


                     SECURED PROMISSORY NOTE

$326,000.00                                         July 16, 2002

     For value received, the undersigned, AIRLINE COMMUNICATIONS, LTD., a Nevada corporation, ("Airline") and WOODLANDS S.A. FINANCIAL SERVICES, INC., a Texas corporation, ("Woodlands") (individually, each is a "Debtor", and collectively, the "Debtors") hereby promise to pay to the order of ASHFORD CAPITAL LLC, a California limited liability company, its successors and assigns (the "Holder"), in lawful money of the United States of America, the principal sum of Three Hundred Twenty-six Thousand Dollars ($326,000.00).

                           Background

     Airline purchased certain of the outstanding common stock of The Prestige Group.Net, Inc. from the Holder. The principal amount of this Note represents the cash portion of the purchase price due Holder pursuant to the Purchase Agreement by and between Airline and the Holder (the "Purchase Agreement"). In connection with this Note, the parties are entering a Security Agreement, covering certain assets of which Woodlands is the owner, pursuant to which the Debtors are delivering Uniform Commercial Code Financing Statements to the Holder and taking such other actions as are provided for herein.

                      Terms and Conditions

     1.   Payment of Principal.

               The entire principal amount of this Note, together with interest at the rate of five percent (5%) per annum, shall be due payable, in full, to the Holder ninety (90) days from date hereof, on October 14, 2002.

     2.   Security Interest.

          (a) To secure payment and performance of the Debtors' duties and obligations under this Note the Debtors hereby pledges assign, transfer and grant to the Holder a continuing security interest
in   that  certain  collateral  described  in  Exhibit  "A"  (the
"Collateral"). This continuing security interest is granted in accordance with that certain Security Agreement between the parties attached hereto as Exhibit B (the "Security Agreement"), the terms of which are incorporated herein by reference and in connection with which the Debtors hereby deliver to the Holder, an Assignment of the Collateral executed by Woodlands and a UCC Financing Statement for the Holder to file.

          (b) As set forth in the Security Agreement, the Holder's right to exercise its rights as a secured creditor of the Debtors in respect of the Collateral arises upon any Event of Default under
Section 3 hereof.

     3.   Default.

     The entire unpaid principal of this Note shall become and be immediately due and payable and issuable upon written demand of Holder, without any other notice (except as may otherwise be set forth hereinbelow) or demand of any kind or any presentment or protest, if any one of the following events (each an "Event of Default") shall occur and be continuing at the time of such demand, whether voluntarily or involuntarily, or, without limitation, occurring or brought about by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental body:

           (a) If the Debtors default in the payment of any principal due under this Note, and any default shall remain unremedied for fifteen (15) days after written notice of default shall have been received by the Debtors;

           (b) If either Debtor (i) makes a composition or an assignment for the benefit of creditors or trust mortgage, (ii) applies for, consents to, acquiesces in, files a petition seeking
or   admits  (by  answer,  default  or  otherwise)  the  material
allegations   of  a  petition  filed  against  it   seeking   the
appointment of a trustee, receiver or liquidator, in bankruptcy or otherwise, of itself or of all or a substantial portion of its assets, or a reorganization, arrangement with creditors or other
remedy,  relief  or  adjudication  available  to  or  against   a
bankrupt, insolvent or debtor under any bankruptcy or insolvency law or any law affecting the rights of creditors generally, or
(iii) admits in writing its inability to pay its debts generally as they become due;

          (c) If an order for relief shall have been entered by a bankruptcy court or if a decree order or judgment shall have been entered adjudging either Debtor insolvent, or appointing a receiver, liquidator, custodian or trustee, in bankruptcy or otherwise, for it or for all or a substantial portion of its assets, or approving the winding-up or liquidation of its affairs on the grounds of insolvency or nonpayment of debts, and such order for relief, decree, order or judgment shall remain undischarged or unstayed for a period of forty-five (45) days;

          (d)  If either Debtor is dissolved or liquidated;

          (e) If any representation or warranty made by either Debtor in Section 3 of the Security Agreement shall prove to have been incorrect in any material respect when made, if the same shall materially impair the Holder's rights under this Note or the Security Agreement; or

          (f) If either Debtor shall fail to perform or observe any term, covenant or agreement on its part to be performed or observed as contained in Section 4 of the Security Agreement, in each case only if such breach or default shall not have been remedied by the end of the 15th day after written notice of breach or default shall have been received by the Debtors.

     4.   Prepayment.  The Debtors shall have the right to prepay
this  Note,  in whole or in part, at any time without penalty  or
premium.   But,  in no event, shall such prepayment  postpone  or
otherwise delay any subsequent payments that may be due.

     5.   General

           (a) Replacement Note. Upon receipt by the Debtors of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note and of indemnity reasonably satisfactory to it, and upon reimbursement to the Debtors of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note (in case of mutilation) the Debtors will make and deliver in lieu of this Note a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the unpaid principal amount of this Note in lieu of which such new
Note is made and delivered.

          (b) Successors and Assigns. This Note, and the obligations and rights of the Debtors hereunder, shall be binding upon and inure to the benefit of the Debtors, Holder, and their respective successors and assigns.

          (c) Changes and Indulgences. Changes in or additions to this Note may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), only upon written consent of the Debtors and the Holder. Neither the failure nor any delay on the part of either Holder or the Debtors to exercise any right, remedy, power or privilege under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege; nor shall any waiver of any right, remedy, power or privilege constitute a waiver with respect to any other occurrence.

          (d)   Currency.   Except  as  otherwise  set  forth  or
expressly provided for herein, all payments hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.

          (e)   Notices.   All  notices, requests,  consents  and
demands shall be made in writing and shall be delivered by facsimile to the fax number, if any, set forth below or by hand, sent via a reputable nationwide overnight courier service or mailed by first class certified or registered mail, return receipt requested, postage prepaid.

     If to Holder:            Ashford Capital LLC
                         1301 Dove Street
                         Suite 800
                         Newport Beach, CA 92660
                         Attn:     Frank Kavanaugh
                         Tel: (949) 757-4640
                         Fax: (949) 757-1056


     If to Airline:           Airline Communications, Ltd.
                         4610 So. Ulster St.
                         Suite 150
                         Denver, CO 80237
                         Attn:     Douglas G. Gregg
                         Tel: (720) 851-9273
                         Fax: (720) 851-8905

      If to Woodlands:       Woodlands S.A. Financial Services, Inc.
                         2391 N.E. Loop 410
                         Suite 103
                         San Antonio, TX 78217
                         Attn:  Terry Riely
                         Tel: (210) 653-6669
                         Fax: (210) 653-1028

Notices provided in accordance with this Section 5(e) shall be deemed delivered upon confirmation of facsimile transmission, upon personal delivery, one business day after being sent via reputable nationwide overnight courier service, or three business days after deposit in the United States mail.

          (f) Saturdays, Sundays, Holidays. If any date that may at any time be specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in Irvine, California shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

          (g) Governing Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California, notwithstanding any conflict-of-laws doctrines of such state or other jurisdictions to the contrary, and without the aid of any canon, custom or rule of law requiring constructions against the draftsman. The parties agree to submit to the jurisdiction and venue of the state and federal courts of Orange County, California, for the purposes of resolving disputes hereunder and authorize any such action to be instituted and prosecuted exclusively in the Superior Court of the State of California or, if appropriate, the United States District Court for the Central District of California.

          (h)   Conflict.   In the event of any conflict  between
the terms of this Note and the terms of any of the Exhibits hereto, including, but not limited to, the Security Agreement, the terms of this Note shall control.

          (i) Collection Expenses. The Debtors agree to pay all costs of collection or enforcement, including reasonable attorney's fees and legal expenses incurred by Holder, in the event that payments are not made under this Note as required.

          (j) Severability. If any provision of this Note is held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions of this Note, all of which are declared severable.

          (k)   Headings.   The headings used in  this  Note  are
solely for convenience of reference and shall not affect its interpretation.

          (l) Words and Phrases. Words and phrases such as "to this Note," "herein," "hereinafter," "hereto," "hereof," "hereby," "hereinbelow," "hereinabove" and "hereunder" when used with reference to this Note, refer to this Note as a whole, unless the context otherwise requires.

          (m) Gender and Number. Wherever from the context of this Note it appears appropriate, each term stated in either the singular or the plural shall include the singular or the plural, and pronouns stated in either the masculine, feminine or neuter gender, shall include the masculine, feminine and neuter.

          (n) Entire Understanding. This Note contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supercedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     IN  WITNESS WHEREOF, Airline and Woodlands have caused  this
Note to be executed on its behalf by their respective duly authorized officers as of the date first above written.

                         AIRLINE COMMUNICATIONS, LTD.



                              By: /s/ Douglas G. Gregg
                                  -----------------------------
                                    Douglas G. Gregg, President



                         WOODLANDS S.A. FINANCIAL SERVICES, INC.


                              By:  /s/ Terry Riely
                                   -----------------------
                                    Terry Riely, Secretary